DEBT AND FINANCE LEASE LIABILITIES	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
DEBT AND FINANCE LEASE LIABILITIES
9. DEBT AND FINANCE LEASE LIABILITIES
A summary of debt and finance lease liabilities as of December 31, 2021 and 2020 is as follows:

	As of December 31,
	2021	2020
Current:
Term note	$—	$4,100
Finance lease liabilities	140	1,070

Debt and finance lease liabilities, current	$140	$5,170

Non-current:
Promissory note	$24,639	$—
Finance lease liabilities	408	13,956

Long-term debt and finance lease liabilities, net of current portion	$25,047	$13,956

Term Note
In January 2018, the Company entered into a term note with JP Morgan Chase, pursuant to which, the Company borrowed $4.1 million to fund equipment purchases. The term note accrued interest at 2.43% per annum and was payable on or before January 31, 2019. The term note was secured by restricted cash.
In February 2019, the Company amended the term note to extend its term by one year and increased the interest rate to 3.00% per annum. In February 2020, the Company amended the term note to extend its term for one year, to January 31, 2021. The term note accrued interest at a rate equal to the LIBOR rate for the applicable interest period multiplied by the statutory reserve rate as determined by the Federal Reserve Board. During the first quarter of 2021, the Company repaid the $4.1 million term note.
Payroll Protection Program Note
In April 2020, the Company entered into a note with JP Morgan Chase under the Small Business Administration Paycheck Program established under Section 1102 of the Coronavirus Aid, Relief, and Economic Security (CARES) Act, pursuant to which the Company borrowed $4.1 million (the “Note”). The Note accrued interest at a rate of 0.98% per annum and matured in 24 months. On April 30, 2020, the Company returned the $4.1 million in proceeds from the Note to JP Morgan Chase.

Promissory Note
During the fourth quarter of 2021, the Company closed on the purchase of its headquarters facility in Phoenix, AZ. Concurrently with the closing of the purchase, the Company, as borrower, executed a promissory note for $25.0 million at a stated interest rate of 4% (the “Promissory Note”). The Promissory Note carries a 60 month term, interest only payments for the first 12 months and a 25 year amortization thereafter, with the remaining principal balance due upon maturity. The loan is fully collateralized by the Company’s headquarters.
The Company capitalized debt issuance costs of $0.4 million related to the Promissory Note. Debt issuance costs are being amortized to interest expense over the term of the Promissory Note using the effective interest method. The effective interest rate on the Promissory Note is 4.34%.
For the year ended December 31, 2021, the Company recognized $0.1 million of interest expense related to interest on the Promissory Note and amortization of debt issuance costs.

The following table summarizes the Promissory Note maturities for each of the next five years and thereafter at December 31, 2021:

Years Ended December 31,	Total
2022	$—
2023	594
2024	619
2025	644
2026	23,143
Thereafter	—

Total	$25,000

Letter of Credit
During the fourth quarter of 2021, the Company executed an irrevocable standby letter of credit for $25.0 million in connection with the execution of a certain product supply agreement. As of December 31, 2021, no amounts have been drawn on the letter of credit.